J.P. Morgan Mortgage Acquisition Corp. 2005-FRE1

Asset Backed Pass-Through Certificates, Series 2005-FRE1

$619,596,000 (Approximate)

Subject to Revision

November 15, 2005 – Computational Materials

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME.  THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED

THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.  INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the issuer.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005  JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc., member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

JPMORGAN

New Issue Computational Materials

$619,596,000

(Approximate)

J.P. Morgan Mortgage Acquisition Corp. 2005-FRE1

Issuer

J.P. Morgan Acceptance Corporation I

Depositor

J.P. Morgan Mortgage Acquisition Corp.

Seller

Fremont Investment & Loan

Originator and Interim Servicer

Litton Loan Servicing LP

Servicer

Asset Backed Pass-Through Certificates, Series 2005-FRE1

November 15, 2005

Expected Timing:	Pricing Date:	On or about November 17, 2005
	Closing Date:	On or about November 29, 2005
	First Payment Date:	December [27], 2005

Structure:	Bond Structure	$[934,011,000] (approximate) senior/subordinate structure, floating and fixed rate
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

Computational Materials for
JPMAC 2005-FRE1

Preliminary Term Sheet	Date Prepared: November 15, 2005

$619,596,000 (Approximate)

Offered Certificates

J.P. Morgan Mortgage Acquisition Corp. 2005-FRE1

	Principal	WAL (Years)	Pymt Window	Expected Rating	Assumed Final	Certificate
Class(1,3, 4, 5)	Amount ($) (1, 2)	Call/Mat(6)	(Mths) Call/Mat(3) CallWindow(3)*	(Moody’s/S&P/Fitch)	Distribution Date (7)	Type (4)
AI	274,516,000	NOT MARKETED HEREBY		Aaa/AAA/AAA	October 2035	Floating Senior
AII-F-1	96,881,000	1.00/1.00	1 - 21/1 - 21	Aaa/AAA/AAA	July 2027	Fixed Senior
AII-F-2	80,718,000	2.30/2.30	21 - 36/21 - 36	Aaa/AAA/AAA	October 2035	Fixed Senior
AII-F-3	20,201,000	4.92/5.70	36 - 76/36 - 167	Aaa/AAA/AAA	October 2035	Fixed Senior
AII-F-4	21,978,000	5.75/6.60	46 - 76/46 - 164	Aaa/AAA/AAA	October 2035	Fixed Senior
AII-V-1	105,046,000	1.00/1.00	1 - 21/1 - 21	Aaa/AAA/AAA	January 2026	Floating Senior
AII-V-2	119,316,000	3.00/3.00	21 - 76/21 - 80	Aaa/AAA/AAA	October 2035	Floating Senior
AII-V-3	13,939,000	6.32/8.97	76 - 76/80 - 167	Aaa/AAA/AAA	October 2035	Floating Senior
M-1	32,207,000	4.64/5.09	43 - 76/43 - 145	Aa1/AA+/AA+	October 2035	Floating Mezzanine
M-2	31,246,000	4.57/5.00	42 - 76/42 - 140	Aa2/AA/AA	October 2035	Floating Mezzanine
M-3	22,112,000	4.53/4.95	41 - 76/41 - 135	Aa3/AA-/AA-	October 2035	Floating Mezzanine
M-4	17,305,000	4.50/4.91	40 - 76/40 - 130	A1/A+/A+	October 2035	Floating Mezzanine
M-5	16,825,000	4.48/4.88	39 - 76/39 - 126	A2/A/A	October 2035	Floating Mezzanine
M-6	14,902,000	4.47/4.85	39 - 76/39 - 122	A3/A-/A-	October 2035	Floating Mezzanine
M-7	15,383,000	4.46/4.82	38 - 76/38 - 117	Baa1/BBB+/BBB+	October 2035	Floating Mezzanine
M-8	11,537,000	4.45/4.78	38 - 76/38 - 112	Baa2/BBB/BBB	October 2035	Floating Mezzanine
M-9(8)	12,018,000	NOT MARKETED HEREBY		Baa3/BBB-/BBB-	October 2035	Floating Subordinate
M-10(8)	15,863,000	NOT MARKETED HEREBY		Ba1/BB+/BB+	October 2035	Fixed Subordinate
M-11(8)	12,018,000	NOT MARKETED HEREBY		Ba2/BB/BB	October 2035	Fixed Subordinate
Total:	934,011,000

(1)

The Class AI Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein).  The Class AII-F-1, Class AII-F-2, Class AII-F-3, Class AII-F-4, Class AII-V-1, Class AII-V-2 and Class AII-V-3 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein).  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.

(2)

The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(3)

The Offered Certificates will be priced to the Optional Termination Date.  The Floating Rate Certificates will settle flat. The Fixed Rate Certificates will settle with accrued interest, beginning on November 1, 2005.

(4)

The pass-through rate on the Fixed Rate Certificates will be a fixed rate which will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date.  The margins on the Class AI, Class AII-V-1, Class AII-V-2 and Class AII-V-3 Certificates will double, and the margins on the Mezzanine Certificates and the Class M-9 Certificates will increase to 1.5 times the original margin on the first Distribution Date after the first possible Optional Termination Date.

(5)

The Offered Certificates will be subject to the applicable rate cap as described herein.

(6)

See “Pricing Prepayment Speed” herein.

(7)

Latest maturity date for any mortgage loan plus one year.

(8)

The Class M-9, Class M-10 and Class M-11 Certificates will be privately placed and will not be offered pursuant to the prospectus.  Information presented herein for the Class M-9, Class M-10 and Class M-11 Certificates is solely to assist purchasers of the Offered Certificates.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Issuer:

J.P. Morgan Mortgage Acquisition Corp. 2005-FRE1

Depositor:

J.P. Morgan Acceptance Corporation I

Seller:

J.P. Morgan Mortgage Acquisition Corp.

Originator and Interim

Servicer:

Fremont Investment & Trust (“Fremont”). Fremont is expected to act as Interim Servicer for 90 days following the Closing Date.

Servicer:

Litton Loan Servicing LP. It is expected that Litton will commence servicing the mortgage loans within 90 days of the Closing Date. The transfer of the servicing to Litton may result in increased delinquencies or defaults.

Lead Manager:

J.P. Morgan Securities Inc.

Securities Administrator:

JPMorgan Chase Bank, National Association

Trustee:

U.S. Bank National Association

Custodian:

JPMorgan Chase Bank, National Association

Senior Certificates:

The Class AI Certificates (collectively, the “Group I Certificates”) and the Class AII-F-1, Class AII-F-2, Class AII-F-3, Class AII-F-4, Class AII-V-1, Class AII-V-2 and Class AII-V-3 Certificates (collectively, the “Group II Certificates”).

Mezzanine Certificates:

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates.

Subordinate Certificates:

The Class M-9, Class M-10 and Class M-11 Certificates.

Floating Rate Certificates:

The Class AI, Class AII-V-1, Class AII-V-2, Class AII-V-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates .

Fixed Rate Certificates:

The Class AII-F-1, Class AII-F-2, Class AII-F-3, Class AII-F-4, Class M-10 and Class M-11 Certificates.

Offered Certificates:

The Group II Certificates and the Mezzanine Certificates

Non-Offered Certificates:

The Group I Certificates, the Subordinate Certificates, the Class C, Class P and Residual Certificates

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

November 1, 2005

Expected Pricing Date:

On or about November 17, 2005

Expected Closing Date:

On or about November 29, 2005

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2005.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible, subject to the conditions described in the prospectus supplement.

SMMEA Eligibility:

The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:

0.50% per annum of the outstanding principal balance of each mortgage loan as of the first day of the related Collection Period.

Securities Administrator

 Fee:

Approximately 0.01% per annum on the aggregate principal balance of the Mortgage Loans.

Administrative Fees:

For any Distribution Date, the sum of the Servicing Fee and the Securities Administrator Fee for such Distribution Date.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

115% PPC (100% PPC: 4.00% - 20.00% CPR over 12 months)

ARM Loans:

100% PPC (100% PPC: 4.00% - 35.00% CPR over 24 months)

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $961,410,208, of which: (i) approximately $360,256,564 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac limitations  (the “Group I Mortgage Loans”), and (ii) approximately $ 601,153,644 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the “Group II Mortgage Loans” and together with the Group I Mortgage Loans, the “Mortgage Loans”)

Silent Seconds:

The mortgaged properties relating to approximately 50.83% of the first-lien mortgage loans are subject to a second-lien mortgage loan (“Silent Second”) that was originated at the same time as the first-lien mortgage loan.  The weighted average combined original loan-to-value ratio of these mortgage loans, including the Silent Seconds, is 90.03%.

Interest Accrual:

Interest will accrue on the Certificates at the applicable Pass-Through Rate.

The first accrual period for the Fixed Rate Certificates will begin on November 1, 2005 and end on November 30, 2005.  Interest in respect of a Distribution Date will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

Interest on the Floating Rate Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

Pass-Through Rate:

On each Distribution Date, for the Class AII-F-1, Class AII-F-2, Class AII-F-3, Class AII-F-4, Class M-10 and Class M-11 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, their respective fixed rate coupons and beginning on the first Distribution Date after the first possible Optional Termination Date, the respective fixed rate coupons plus [50bps], (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class AII-V-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class AII-V-1 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class AII-V-1 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class AII-V-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class AII-V-2 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class AII-V-2 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class AII-V-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class AII-V-3 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class AII-V-3 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-1 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-1 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-2 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-2 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-3 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-3 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-4 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-4 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-5 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-5 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-5 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-6 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-6 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-6 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-7 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-7 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-7 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-8 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-8 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-8 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-9 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-9 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-9 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

Net WAC Cap:

The “Net WAC Cap” for any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans for the related accrual period, net of Administrative Fees over (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period, expressed in the case of the Floating Rate Certificates, on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Maximum Rate Cap:

The "Maximum Rate Cap" for any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest that would have accrued on the Mortgage Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of Administrative Fees over (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period, and in the case of the Floating Rate Certificates, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.  Any interest shortfall due to the application of the Maximum Rate Cap will not be reimbursed.

Net WAC Cap

Carryover Amount:

If on any Distribution Date the pass-through rate on any class or classes of the Senior Certificates, the Mezzanine Certificates or the Subordinate Certificates is limited by the Net WAC Cap, the amount of such interest that would have been distributed if the pass-through rate on the related class or classes of the Senior Certificates,  the Mezzanine Certificates or the Subordinate Certificates had not been so limited by the Net WAC Cap, up to but not exceeding the Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as “Carryover”).  Such reimbursement will be paid only on a subordinated basis.  No Carryover will be paid with respect to a class of Certificates once the related principal balance has been reduced to zero.

Prepayment Interest

Shortfall:

For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such Mortgage Loan (the “Mortgage Interest Rate”) (net of the related Administrative Fees) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date.  Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on Simple Interest Loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

[This feature will not go into effect until December 29, 2005.]

Credit Enhancement:

Consists of the following:

1) Excess Cashflow;

2) Overcollateralization Amount; and

3) Subordination;

Excess Cashflow:

The “Excess Cashflow” for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under “Priority of Distributions.”

Overcollateralization

Amount:

The “Overcollateralization Amount” (or “O/C”) is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Senior, Mezzanine and Subordinate Certificates and the Class P Certificates.  On the Closing Date, the O/C will be equal to approximately 2.85% the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent the O/C is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to replenish O/C until the Overcollateralization Target Amount is reached.

Overcollateralization

Target Amount:

Prior to the Stepdown Date, the “Overcollateralization Target Amount” is approximately

2.85% of  the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount is approximately 5.70% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount for the previous Distribution Date.

Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date on which the aggregate principal balance of the Senior Class Certificates has been reduced to zero; and

(ii)   the later to occur of

  (x)   the Distribution Date occurring in December 2008 and

  (y)   the first Distribution Date on which the Senior Credit Enhancement Percentage is greater than or equal to 47.60%.

Senior Credit

Enhancement Percentage:

The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ delinquency percentage exceeds 29.00% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

Distribution Date	Percentage
[December 2007 – November 2008]	1.55%
[December 2008 –November 2009]	3.45%
[December 2009 –November 2010]	5.40%
[December 2010 –November 2011]	6.95%
[December 2011] and thereafter	7.75%

Expected Credit Support

Percentages:

	Initial Credit Support	After Stepdown Date Expected Support
Senior Certificates	23.80%	47.60%
M-1	20.45%	40.90%
M-2	17.20%	34.40%
M-3	14.90%	29.80%
M-4	13.10%	26.20%
M-5	11.35%	22.70%
M-6	9.80%	19.60%
M-7	8.20%	16.40%
M-8	7.00%	14.00%
M-9	5.75%	11.50%
M-10	4.10%	8.20%
M-11	2.85%	5.70%

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-11 Certificates, then to the Class M-10 Certificates, then to the Class M-9 Certificates, then to the Class M-8 Certificates, then to the Class M-7 Certificates, then to the Class M-6 Certificates, then to the Class M-5 Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates, then to the Class M-1 Certificates.

Realized Losses will not be allocated to any of the Senior Certificates.

Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed as follows:

1)

Interest funds, as follows: first, servicing fees and Securities Administrator Related Fees, second, monthly interest plus any previously unpaid interest to the Senior Certificates, generally pro rata from the related loan group, third after all senior interest is paid in full, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth, monthly interest to the Class M-7 Certificates, tenth, monthly interest to the Class M-8 Certificates, eleventh, monthly interest to the Class M-9 Certificates, twelfth, monthly interest to the Class M-10 Certificates, and thirteenth, monthly interest to the Class M-11 Certificates.

2)

Principal funds, as follows: monthly principal to the Senior Certificates, generally based on the principal collected in the related loan group, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class M-7 Certificates as described under "Principal Paydown", then monthly principal to the Class M-8 Certificates as described under "Principal Paydown", then monthly principal to the Class M-9 Certificates as described under "Principal Paydown", then monthly principal to the Class M-10 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class M-11 Certificates as described under "Principal Paydown."

3) Excess Cashflow as follows: as principal to the Offered Certificates to replenish or maintain O/C as described under "Principal Paydown", then any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied Realized Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5 Certificates, then any unpaid applied Realized Loss amount to the Class M-5 Certificates, then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized Loss amount to the Class M-6 Certificates, then any previously unpaid interest to the Class M-7 Certificates, then any unpaid applied Realized Loss amount to the Class M-7 Certificates, then any previously unpaid interest to the Class M-8 Certificates, then any unpaid applied Realized Loss amount to the Class M-8 Certificates, then any previously unpaid interest to the Class M-9 Certificates, then any unpaid applied Realized Loss amount to the Class M-9 Certificates, then any previously unpaid interest to the Class M-10 Certificates, then any unpaid applied Realized Loss amount to the Class M-10 Certificates, then any previously unpaid interest to the Class M-11 Certificates, and then any unpaid applied Realized Loss amount to the Class M-11 Certificates.

4)  Any remaining Excess Cashflow to the Net WAC Rate Carryover Reserve Account, to the extent of any unpaid Net WAC Rate Carryover Amount payable to the Offered Certificates, after taking into account payments, if any, received by the trust from the Yield Maintenance Agreement.

5)

Any remaining Excess Cashflow to the holders of the Class C, Class P and Class R Certificates as further described in the pooling agreement.

Principal Paydown:

Senior Certificates:

1)

Principal allocable to the Group I Certificates will be distributed to the Class AI Certificates, until its certificate principal balance is paid to zero.

2)

Principal allocable to the Group II Certificates will be distributed to the Class AII-F-1, Class AII-F-2, Class AII-F-3, Class AII-F-4, Class AII-V-1, Class AII-V-2 and Class AII-V-3 Certificates as described below under “Principal Payments to Group II Certificates”.

In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Senior Certificates from the unrelated loan group, to the extent not received from the related loan group.

1)

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal of a loan group will be paid to the related Senior Certificates, provided however if the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates, vi) the Class M-6 Certificates, vii) the Class M-7 Certificates, viii) the Class M-8 Certificates, ix) the Class M-9 Certificates, x) the Class M-10 Certificates, and xi) the Class M-11 Certificates.

2)

On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates based on the principal collected in the related loan group, such that the Senior Certificates will have at least 47.60% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 40.90% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 34.40% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 29.80% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 26.20% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 22.70% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 19.60% credit enhancement, eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 16.40% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 14.00% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 11.50% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 8.20% credit enhancement, and twelfth to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 5.70% credit enhancement, (subject, in each case, to any overcollateralization floors).

Principal Payments to

  Group II Certificates:

Amounts in respect of principal allocated to the Group II Certificates shall be allocated between the Class AII-F-1, Class AII-F-2, Class AII-F-3 and Class AII-F-4 Certificates (collectively, the “Group II-F Certificates”) and the Class AII-V-1, Class AII-V-2 and Class AII-V-3 Certificates (collectively, the “Group II-V Certificates”) on a pro rata basis, based on the aggregate certificate principal balance of the Group II-F Certificates on the one hand and the Group II-V Certificates on the other.  Amounts in respect of principal allocated to the Group II-F Certificates shall be paid as follows: (i) to the Class AII-F-4 Certificates in an amount equal to the Class AII-F-4 Lockout Distribution Amount for that Distribution Date, and then (ii) sequentially to the Class AII-F-1, Class AII-F-2, Class AII-F-3 and Class AII-F-4 Certificates, with all amounts paid to the Class AII-F-1 Certificates until its certificate principal balance has been reduced to zero, thereafter to the Class AII-F-2 Certificates until its certificate principal balance has been reduced to zero, thereafter to the Class AII-F-3 Certificates until its certificate principal balance has been reduced to zero and thereafter to the Class AII-F-4 Certificates until its certificate principal balance has been reduced to zero and amounts in respect of principal allocated to the Group II-V Certificates shall be paid sequentially, to the Class AII-V-1, Class AII-V-2 and Class AII-V-3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; provided however, in the event that the aggregate certificate principal balance of the Mezzanine Certificates and the Subordinate Certificates has been reduced to zero, amounts allocated to the Group II Certificates will be distributed pro-rata by reference to the certificate principal balance of the respective classes of Group II Certificates.

“Class AII-F-4 Lockout Distribution Amount” means, for any Distribution Date, the product of (x) the Class AII-F-4 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AII-F-4 Pro Rata Distribution Amount for that Distribution Date.  In no event shall the Class AII-F-4 Lockout Distribution Amount for a Distribution Date exceed the principal distribution amount for that Distribution Date or the certificate principal balance of the Class AII-F-4 Certificates immediately prior to that Distribution Date.

“Class AII-F-4 Pro Rata Distribution Amount” means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AII-F-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II-F Certificates immediately prior to that Distribution Date and (y) the portion of the senior principal distribution amount allocated to the Group II-F Certificates for that Distribution Date.

“Class AII-F-4 Lockout Distribution Percentage” means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

Distribution Dates	Lockout Percentage
December 2005 through and including November 2008	[0%]
December 2008 through and including November 2010	[45%]
December 2010 through and including November 2011	[80%]
December 2011 through and including November 2012	[100%]
December 2012 and thereafter	[300%]

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into one or more Yield Maintenance Agreements with a counterparty (“the Counterparty”) for the benefit of the Floating Rate Certificates. The Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the related strike rate on the related notional amount. However, amounts received under the Yield Maintenance Agreement will not be available to make payments on any certificates owned by the seller or its affiliates.  Each Yield Maintenance Agreement will terminate after the Distribution Date in [August 2008].  Any payments received from a Yield Maintenance Agreement will be deposited in the Net WAC Rate Carryover Reserve Account.

Net WAC Rate Carryover

Reserve Account:

Amounts deposited in the Net WAC Rate Carryover Reserve Account will be distributed as follows:

A)

First to the Senior, Mezzanine and Subordinate Certificates, any related unpaid Net WAC Rate Carryover Amount (in each case only up to a maximum amount equal to the Cap Amount for the related class) distributed in the following order of priority:

i)

to the Senior Certificates, on a pro rata basis based on their respective Cap Amounts.

ii)

to the Class M-1 Certificates,

iii)

to the Class M-2 Certificates,

iv)

to the Class M-3 Certificates,

v)

to the Class M-4 Certificates,

vi)

to the Class M-5 Certificates,

vii)

to the Class M-6 Certificates,

viii)

to the Class M-7 Certificates,

ix)

to the Class M-8 Certificates,

x)

to the Class M-9 Certificates,

xi)

to the Class M-10 Certificates,

xii)

to the Class M-11 Certificates

B)

Second to the Senior, Mezzanine and Subordinate Certificates, any related unpaid Net WAC Rate Carryover Amount (after taking into account distributions pursuant to A) above) distributed in the following order of priority:

i)

to the Senior Certificates, on a pro rata basis based on their respective entitlements.

ii)

to the Class M-1 Certificates,

iii)

to the Class M-2 Certificates,

iv)

to the Class M-3 Certificates,

v)

to the Class M-4 Certificates,

vi)

to the Class M-5 Certificates,

vii)

to the Class M-6 Certificates,

viii)

to the Class M-7 Certificates,

ix)

to the Class M-8 Certificates,

x)

to the Class M-9 Certificates,

xi)

to the Class M-10 Certificates,

xii)

to the Class M-11 Certificates

Cap Amount:

The “Cap Amount” for the Floating Rate Certificates, which are not owned by the seller or its affiliates, is equal to (i) the aggregate amount received by the trust from the Yield Maintenance Agreement multiplied by (ii) a fraction equal to (a) the aggregate principal balance of such class divided by (b) the aggregate principal balance of all the Floating Rate Certificates.

Net WAC Cap for the Offered Certificates

Period	Dist Date	Net WAC Cap(1)	Effective Net WAC Cap(2)	Period	Dist Date	Net WAC Cap(1)	Effective Net WAC Cap(2)
1	25-Dec-05	7.85	7.85	42	25-May-09	9.81	11.84
2	25-Jan-06	6.58	10.00	43	25-Jun-09	9.49	11.45
3	25-Feb-06	6.58	10.00	44	25-Jul-09	9.80	11.83
4	25-Mar-06	7.28	10.00	45	25-Aug-09	9.48	11.44
5	25-Apr-06	6.58	10.00	46	25-Sep-09	9.48	11.46
6	25-May-06	6.80	10.00	47	25-Oct-09	9.79	11.84
7	25-Jun-06	6.58	10.00	48	25-Nov-09	9.47	11.45
8	25-Jul-06	6.80	10.00	49	25-Dec-09	9.78	11.82
9	25-Aug-06	6.58	10.00	50	25-Jan-10	9.46	11.43
10	25-Sep-06	6.58	10.00	51	25-Feb-10	9.46	11.43
11	25-Oct-06	6.80	10.00	52	25-Mar-10	10.47	12.66
12	25-Nov-06	6.58	10.00	53	25-Apr-10	9.45	11.43
13	25-Dec-06	6.79	10.00	54	25-May-10	9.76	11.81
14	25-Jan-07	6.58	10.00	55	25-Jun-10	9.44	11.42
15	25-Feb-07	6.58	10.00	56	25-Jul-10	9.75	11.79
16	25-Mar-07	7.28	10.00	57	25-Aug-10	9.44	11.40
17	25-Apr-07	6.58	10.00	58	25-Sep-10	9.44	11.40
18	25-May-07	6.80	10.00	59	25-Oct-10	9.75	11.77
19	25-Jun-07	6.58	10.00	60	25-Nov-10	9.44	11.39
20	25-Jul-07	6.80	10.00	61	25-Dec-10	9.75	11.76
21	25-Aug-07	6.59	10.00	62	25-Jan-11	9.43	11.37
22	25-Sep-07	8.22	10.00	63	25-Feb-11	9.43	11.36
23	25-Oct-07	8.50	10.00	64	25-Mar-11	10.43	12.57
24	25-Nov-07	8.23	10.00	65	25-Apr-11	9.42	11.35
25	25-Dec-07	8.50	10.00	66	25-May-11	9.73	11.72
26	25-Jan-08	8.23	10.00	67	25-Jun-11	9.42	11.33
27	25-Feb-08	8.23	10.00	68	25-Jul-11	9.73	11.70
28	25-Mar-08	10.07	10.09	69	25-Aug-11	9.41	11.32
29	25-Apr-08	9.42	10.00	70	25-Sep-11	9.40	11.31
30	25-May-08	9.73	10.00	71	25-Oct-11	9.71	11.68
31	25-Jun-08	9.42	10.00	72	25-Nov-11	9.39	11.29
32	25-Jul-08	9.73	10.00	73	25-Dec-11	9.70	11.66
33	25-Aug-08	9.41	10.00	74	25-Jan-12	9.38	11.27
34	25-Sep-08	9.47	10.66	75	25-Feb-12	9.38	11.26
35	25-Oct-08	9.79	11.03	76	25-Mar-12	10.02	12.03
36	25-Nov-08	9.48	10.67
37	25-Dec-08	9.79	11.02
38	25-Jan-09	9.47	10.66
39	25-Feb-09	9.47	10.66
40	25-Mar-09	10.50	12.69
41	25-Apr-09	9.49	11.47

(1)

Assumes 1-month LIBOR remains constant at [4.11]% and 6-month LIBOR remains constant at [4.54]% and run at the prepayment assumption to call.

(2)

Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to [20.00%] and run at the prepayment assumption to call and includes any payments received from the Yield Maintenance Agreement.

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class AII-F-1
WAL	14.64	1.59	1.00	0.76	0.62
Principal Window	1 - 260	1 - 34	1 - 21	1 - 16	1 - 13
# months	260	34	21	16	13
Class AII-F-2
WAL	25.06	4.98	2.30	1.69	1.37
Principal Window	260 - 342	34 - 130	21 - 36	16 - 26	13 - 20
# months	83	97	16	11	8
Class AII-F-3
WAL	28.71	12.32	4.92	2.26	1.78
Principal Window	342 - 345	130 - 151	36 - 76	26 - 29	20 - 23
# months	4	22	41	4	4
Class AII-F-4
WAL	15.49	7.00	5.75	2.59	1.99
Principal Window	37 - 345	37 - 151	46 - 76	29 - 34	23 - 26
# months	309	115	31	6	4
Class AII-V-1
WAL	13.34	1.59	1.00	0.76	0.62
Principal Window	1 - 241	1 - 34	1 - 21	1 - 16	1 - 13
# months	241	34	21	16	13
Class AII-V-2
WAL	24.53	5.85	3.00	1.86	1.49
Principal Window	241 - 345	34 - 151	21 - 76	16 - 31	13 - 24
# months	105	118	56	16	12
Class AII-V-3
WAL	28.74	12.57	6.32	2.67	2.03
Principal Window	345 - 345	151 - 151	76 - 76	31 - 34	24 - 26
# months	1	1	1	4	3

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL	26.83	8.46	4.64	3.71	2.45
Principal Window	282 - 345	52 - 151	43 - 76	34 - 49	26 - 35
# months	64	100	34	16	10
Class M-2
WAL	26.83	8.46	4.57	4.07	2.91
Principal Window	282 - 345	52 - 151	42 - 76	49 - 49	35 - 35
# months	64	100	35	1	1
Class M-3
WAL	26.83	8.46	4.53	4.03	2.91
Principal Window	282 - 345	52 - 151	41 - 76	47 - 49	35 - 35
# months	64	100	36	3	1
Class M-4
WAL	26.83	8.46	4.50	3.83	2.85
Principal Window	282 - 345	52 - 151	40 - 76	44 - 49	33 - 35
# months	64	100	37	6	3
Class M-5
WAL	26.83	8.46	4.48	3.69	2.74
Principal Window	282 - 345	52 - 151	39 - 76	42 - 49	32 - 35
# months	64	100	38	8	4
Class M-6
WAL	26.83	8.46	4.47	3.59	2.66
Principal Window	282 - 345	52 - 151	39 - 76	40 - 49	31 - 35
# months	64	100	38	10	5
Class M-7
WAL	26.83	8.46	4.46	3.50	2.60
Principal Window	282 - 345	52 - 151	38 - 76	39 - 49	30 - 35
# months	64	100	39	11	6
Class M-8
WAL	26.83	8.46	4.45	3.44	2.55
Principal Window	282 - 345	52 - 151	38 - 76	38 - 49	29 - 35
# months	64	100	39	12	7

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class AII-F-1
WAL	14.64	1.59	1.00	0.76	0.62
Principal Window	1 - 260	1 - 34	1 - 21	1 - 16	1 - 13
# months	260	34	21	16	13
Class AII-F-2
WAL	25.06	4.98	2.30	1.69	1.37
Principal Window	260 - 342	34 - 130	21 - 36	16 - 26	13 - 20
# months	83	97	16	11	8
Class AII-F-3
WAL	29.14	15.49	5.70	2.26	1.78
Principal Window	342 - 357	130 - 301	36 - 167	26 - 29	20 - 23
# months	16	172	132	4	4
Class AII-F-4
WAL	15.49	7.03	6.60	2.59	1.99
Principal Window	37 - 356	37 - 299	46 - 164	29 - 34	23 - 26
# months	320	263	119	6	4
Class AII-V-1
WAL	13.34	1.59	1.00	0.76	0.62
Principal Window	1 - 241	1 - 34	1 - 21	1 - 16	1 - 13
# months	241	34	21	16	13
Class AII-V-2
WAL	24.54	5.85	3.00	1.86	1.49
Principal Window	241 - 348	34 - 161	21 - 80	16 - 31	13 - 24
# months	108	128	60	16	12
Class AII-V-3
WAL	29.39	17.54	8.97	2.67	2.03
Principal Window	348 - 357	161 - 301	80 - 167	31 - 34	24 - 26
# months	10	141	88	4	3

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL	26.94	9.30	5.09	5.58	3.30
Principal Window	282 - 356	52 - 273	43 - 145	34 - 106	26 - 72
# months	75	222	103	73	47
Class M-2
WAL	26.94	9.29	5.00	4.92	3.74
Principal Window	282 - 356	52 - 266	42 - 140	52 - 88	39 - 60
# months	75	215	99	37	22
Class M-3
WAL	26.94	9.27	4.95	4.33	3.21
Principal Window	282 - 356	52 - 258	41 - 135	47 - 84	35 - 58
# months	75	207	95	38	24
Class M-4
WAL	26.93	9.25	4.91	4.08	3.01
Principal Window	282 - 356	52 - 251	40 - 130	44 - 82	33 - 56
# months	75	200	91	39	24
Class M-5
WAL	26.93	9.23	4.88	3.93	2.89
Principal Window	282 - 355	52 - 244	39 - 126	42 - 79	32 - 54
# months	74	193	88	38	23
Class M-6
WAL	26.93	9.20	4.85	3.81	2.81
Principal Window	282 - 355	52 - 237	39 - 122	40 - 76	31 - 53
# months	74	186	84	37	23
Class M-7
WAL	26.93	9.16	4.82	3.71	2.74
Principal Window	282 - 354	52 - 229	38 - 117	39 - 74	30 - 51
# months	73	178	80	36	22
Class M-8
WAL	26.93	9.12	4.78	3.64	2.68
Principal Window	282 - 354	52 - 220	38 - 112	38 - 70	29 - 49
# months	73	169	75	33	21

EXCESS SPREAD (1,2)

Period	STATIC Excess Spread %	FORWARD Excess Spread %	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	Period	STATIC Excess Spread %	FORWARD Excess Spread %	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %
1	2.61	2.61	4.114	4.540	42	5.19	4.94	5.019	5.084
2	2.08	1.88	4.388	4.654	43	5.07	4.80	5.024	5.089
3	2.08	1.83	4.447	4.741	44	5.17	4.93	5.028	5.100
4	2.40	2.10	4.563	4.812	45	5.05	4.79	5.032	5.113
5	2.08	1.67	4.662	4.862	46	5.05	4.84	5.036	5.127
6	2.19	1.67	4.828	4.899	47	5.16	4.97	5.040	5.138
7	2.08	1.57	4.793	4.914	48	5.04	4.82	5.045	5.151
8	2.19	1.66	4.846	4.922	49	5.15	4.92	5.098	5.166
9	2.08	1.50	4.891	4.926	50	5.03	4.77	5.103	5.170
10	2.08	1.52	4.868	4.926	51	5.03	4.76	5.109	5.174
11	2.18	1.65	4.856	4.932	52	5.36	5.21	5.112	5.179
12	2.08	1.47	4.922	4.947	53	5.02	4.79	5.117	5.184
13	2.18	1.66	4.844	4.951	54	5.13	4.92	5.121	5.188
14	2.07	1.51	4.869	4.974	55	5.01	4.77	5.126	5.193
15	2.07	1.49	4.892	4.998	56	5.12	4.90	5.130	5.187
16	2.40	1.86	4.912	5.019	57	5.01	4.76	5.135	5.181
17	2.07	1.46	4.936	5.041	58	5.01	4.75	5.139	5.174
18	2.18	1.58	4.957	5.064	59	5.12	4.89	5.142	5.167
19	2.08	1.43	4.978	5.084	60	5.01	4.74	5.146	5.160
20	2.19	1.55	5.000	5.071	61	5.11	4.91	5.093	5.152
21	2.08	1.40	5.021	5.054	62	5.00	4.77	5.095	5.154
22	3.77	3.08	5.041	5.037	63	5.00	4.76	5.097	5.155
23	3.89	3.20	5.061	5.015	64	5.33	5.16	5.097	5.157
24	3.78	3.06	5.075	4.990	65	4.99	4.74	5.100	5.159
25	3.89	3.32	4.901	4.964	66	5.10	4.87	5.102	5.160
26	3.78	3.18	4.906	4.969	67	4.98	4.73	5.103	5.162
27	3.78	3.18	4.911	4.973	68	5.09	4.86	5.104	5.168
28	5.24	4.70	4.915	4.977	69	4.97	4.71	5.106	5.178
29	5.02	4.43	4.920	4.982	70	4.97	4.73	5.106	5.184
30	5.13	4.56	4.924	4.986	71	5.08	4.86	5.107	5.190
31	5.01	4.42	4.929	4.990	72	4.96	4.72	5.108	5.199
32	5.13	4.55	4.932	5.002	73	5.07	4.82	5.146	5.205
33	5.01	4.41	4.936	5.013	74	4.95	4.67	5.149	5.207
34	5.07	4.85	4.940	5.026	75	4.94	4.67	5.149	5.207
35	5.20	4.99	4.943	5.036	76	5.17	4.95	5.149	5.208
36	5.08	4.85	4.947	5.048
37	5.20	4.95	4.995	5.060
38	5.00	4.70	5.000	5.065
39	5.04	4.73	5.006	5.070
40	5.42	5.23	5.009	5.075
41	5.08	4.81	5.015	5.080

(1)      Assumes the pricing prepayment speed to call.

(2)

Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee and Securities Administrator Fee), less aggregate interest on the Certificates divided by (b) aggregate principal balance of the Mortgage Loans as of the beginning period.

Breakeven Losses

	30% Loss Severity		40% Loss Severity		50% Loss Severity
	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %
M-1	51.9	22.6	32.9	23.8	24.1	24.6
M-2	40.4	20.0	26.8	21.0	20.1	21.7
M-3	33.8	18.1	23.0	19.0	17.5	19.7
M-4	29.3	16.7	20.3	17.5	15.6	18.1
M-5	25.4	15.2	17.9	16.0	13.8	16.5
M-6	22.1	13.9	15.8	14.6	12.3	15.1
M-7	19.0	12.5	13.7	13.1	10.8	13.6
M-8	16.8	11.5	12.2	12.0	9.6	12.3

Assumptions:

(1)

Pricing Prepayment Assumption, default is in addition to voluntary prepay

(2)

Forward LIBOR

(3)

12 month recovery lag

(4)

100% Servicer advance of delinquent principal and interest

(5)

To maturity

(6)

Trigger Event is in effect for every Distribution Date on or after the Stepdown Date

(7)

‘Break’ is first dollar of principal loss

Footnotes:

(a)

Constant Default Rate (“CDR”) is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans

Total Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$961,410,208	$4,948	$1,000,502
Average Scheduled Principal Balance	$209,139
Number of Mortgage Loans	4,597

Weighted Average Gross Coupon	7.310%	5.150%	13.750%
Weighted Average FICO Score	624	500	814
Weighted Average Combined Original LTV	82.38%	18.06%	100.00%
Weighted Average DTI	42.56%	0.73%	64.80%

Weighted Average Original Term	359	60	360
Weighted Average Stated Remaining Term	356	57	358
Weighted Average Seasoning	3	2	18

Weighted Average Gross Margin	6.127%	4.070%	6.990%
Weighted Average Minimum Interest Rate	7.151%	5.150%	12.100%
Weighted Average Maximum Interest Rate	13.155%	11.150%	18.100%
Weighted Average Initial Rate Cap	2.003%	2.000%	3.000%
Weighted Average Subsequent Rate Cap	1.500%	1.500%	1.500%
Weighted Average Months to Roll	22	16	58

Maturity Date		August 1, 2010	September 1, 2035
Maximum Zip Code Concentration	11369(0.34%)

ARM	88.51%
Fixed Rate	11.49%

Interest Only	24.07%	Multi Family	10.82%
Interest Only Term	60	Condo	5.87%
Not Interest Only	75.93%	Manufactured Housing	0.01%
		Single Family	83.30%
First Lien	94.40%
Second Lien	5.60%

Full Documentation	60.70%	Top 5 States:
Limited Documentation	1.27%	California	28.13%
Stated Income Documentation	38.03%	Florida	11.51%
		New York	11.46%
Cash Out Refinance	46.04%	New Jersey	7.10%
Purchase	53.40%	Maryland	5.16%
Rate/Term Refinance	0.56%

Investment	6.79%
Primary	92.28%
Second Vacation	0.93%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000 or less	497	$14,973,668	1.56%	10.284%	324	98.95%	635
50,001 - 100,000	700	52,078,055	5.42	9.147	355	90.55	627
100,001 - 150,000	741	91,710,356	9.54	7.975	356	83.54	611
150,001 - 200,000	646	112,475,508	11.70	7.431	357	81.04	615
200,001 - 250,000	545	122,255,918	12.72	7.142	357	80.97	617
250,001 - 300,000	437	120,257,354	12.51	7.087	357	80.72	626
300,001 - 350,000	298	96,106,448	10.00	6.996	357	81.63	625
350,001 - 400,000	243	90,902,104	9.46	6.890	357	82.08	632
400,001 - 450,000	131	55,789,521	5.80	6.849	357	81.93	633
450,001 - 500,000	119	56,338,869	5.86	7.018	357	81.58	632
500,001 - 550,000	65	33,942,549	3.53	6.808	357	82.78	628
550,001 - 600,000	56	32,236,925	3.35	7.007	357	83.52	639
600,001 - 650,000	41	25,479,511	2.65	6.907	357	82.28	633
650,001 - 700,000	26	17,565,013	1.83	6.812	357	80.23	620
700,001 - 750,000	45	33,078,110	3.44	7.117	357	79.81	630
750,001 - 800,000	2	1,562,012	0.16	6.326	356	80.00	671
850,001 - 900,000	2	1,704,429	0.18	5.990	357	79.08	623
950,001 - 1,000,000	2	1,953,356	0.20	6.731	358	78.39	593
1,000,001 >=	1	1,000,502	0.10	7.150	357	83.33	642
Total:	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	24	$7,965,433	0.83%	5.289%	357	81.27%	667
5.500 - 5.999	252	83,761,139	8.71	5.850	357	80.01	656
6.000 - 6.499	435	128,176,336	13.33	6.268	357	80.05	647
6.500 - 6.999	834	237,998,153	24.76	6.774	357	81.13	637
7.000 - 7.499	575	147,739,758	15.37	7.239	357	82.42	620
7.500 - 7.999	757	168,138,409	17.49	7.723	357	83.16	604
8.000 - 8.499	301	57,070,082	5.94	8.236	357	84.11	597
8.500 - 8.999	377	57,608,422	5.99	8.736	356	83.35	584
9.000 - 9.499	188	16,760,039	1.74	9.220	352	86.77	606
9.500 - 9.999	267	22,150,520	2.30	9.764	353	89.29	626
10.000 - 10.499	146	9,864,967	1.03	10.237	351	91.69	612
10.500 - 10.999	229	14,029,469	1.46	10.800	347	91.34	599
11.000 - 11.499	142	8,117,827	0.84	11.202	349	90.23	589
11.500 - 11.999	31	1,396,828	0.15	11.702	314	79.99	589
12.000 - 12.499	29	508,527	0.05	12.188	227	87.58	649
12.500 - 12.999	8	103,178	0.01	12.580	94	93.57	621
13.000 - 13.499	1	11,655	0.00	13.250	117	89.83	600
13.500 - 13.999	1	9,465	0.00	13.750	117	95.00	684
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	153	$33,874,564	3.52%	8.818%	357	73.33%	513
525 - 549	225	50,388,937	5.24	8.043	357	77.08	536
550 - 574	419	90,737,851	9.44	7.679	357	82.05	563
575 - 599	748	138,808,427	14.44	7.416	357	82.46	588
600 - 624	921	189,662,530	19.73	7.254	357	82.89	612
625 - 649	807	171,051,498	17.79	7.197	356	83.20	637
650 - 674	570	118,744,234	12.35	6.992	356	83.29	661
675 - 699	369	76,542,195	7.96	6.921	357	84.24	686
700 - 724	189	45,125,259	4.69	6.962	355	83.25	711
725 - 749	106	25,266,928	2.63	6.712	356	84.20	736
750 - 774	58	14,018,149	1.46	6.974	357	82.73	761
775 - 799	28	6,383,320	0.66	6.731	357	84.19	783
800 - 824	4	806,316	0.08	7.674	346	83.74	807
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50.00	45	$7,267,454	0.76%	7.600%	349	42.40%	594
50.01 - 55.00	20	4,792,914	0.50	7.175	358	53.02	610
55.01 - 60.00	47	10,669,501	1.11	7.380	357	57.74	598
60.01 - 65.00	100	22,395,300	2.33	8.179	357	63.70	592
65.01 - 70.00	137	33,072,836	3.44	7.661	357	68.86	583
70.01 - 75.00	166	45,493,879	4.73	7.596	356	73.84	582
75.01 - 80.00	1,803	467,669,469	48.64	6.900	357	79.87	634
80.01 - 85.00	347	84,567,801	8.80	7.142	357	84.62	606
85.01 - 90.00	833	195,038,256	20.29	7.294	357	89.80	620
90.01 - 95.00	166	19,770,168	2.06	7.901	348	94.65	638
95.01 - 100.00	933	70,672,628	7.35	9.444	351	99.91	652
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
60	9	$133,203	0.01%	11.884%	58	94.57%	653
120	67	991,415	0.10	10.836	118	97.24	641
180	76	2,103,299	0.22	9.343	178	86.12	642
240	27	1,357,137	0.14	9.188	237	92.26	658
360	4,418	956,825,154	99.52	7.298	357	82.34	624
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 - 60	9	$133,203	0.01%	11.884%	58	94.57%	653
61 - 120	67	991,415	0.10	10.836	118	97.24	641
121 - 180	76	2,103,299	0.22	9.343	178	86.12	642
181 - 240	27	1,357,137	0.14	9.188	237	92.26	658
301 - 360	4,418	956,825,154	99.52	7.298	357	82.34	624
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 20.00	108	$24,091,433	2.51%	7.315%	356	82.59%	625
20.01 - 25.00	132	26,131,249	2.72	7.305	357	81.25	622
25.01 - 30.00	203	38,623,936	4.02	7.363	356	81.56	624
30.01 - 35.00	383	70,049,014	7.29	7.432	356	81.76	624
35.01 - 40.00	662	128,054,077	13.32	7.279	357	81.54	624
40.01 - 45.00	1,016	207,556,214	21.59	7.337	357	82.56	627
45.01 - 50.00	1,649	348,693,260	36.27	7.233	356	83.34	631
50.01 - 55.00	441	117,356,324	12.21	7.431	356	80.97	600
55.01 - 60.00	2	537,832	0.06	6.872	358	75.37	717
60.01 >=	1	316,870	0.03	8.100	357	78.40	532
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	3,382	$850,964,638	88.51%	7.152%	357	81.63%	622
Fixed Rate	1,215	110,445,570	11.49	8.526	350	88.14	642
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 ARM	2,523	$599,666,558	62.37%	7.351%	357	81.39%	616
2/28 ARM IO	757	220,421,234	22.93	6.652	357	82.37	635
3/27 ARM	47	12,667,447	1.32	6.980	357	82.77	647
3/27 ARM IO	37	10,953,171	1.14	6.528	357	79.26	650
5/25 ARM	18	7,256,228	0.75	7.120	357	79.89	635
Fixed	1,215	110,445,570	11.49	8.526	350	88.14	642
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	3,803	$730,035,803	75.93%	7.520%	356	82.42%	621
Interest Only	794	231,374,405	24.07	6.646	357	82.23	635
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: None	1,108	$208,198,065	21.66%	7.563%	356	83.35%	628
Prepay Penalty: 12 months	599	140,320,917	14.60	7.362	357	81.99	628
Prepay Penalty: 24 months	2,518	535,200,342	55.67	7.242	357	82.26	621
Prepay Penalty: 30 months	3	573,768	0.06	7.040	357	80.00	602
Prepay Penalty: 36 months	369	77,117,115	8.02	6.998	356	81.24	627
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	3,630	$907,557,900	94.40%	7.147%	357	81.37%	623
Second Lien	967	53,852,307	5.60	10.047	345	99.41	651
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	3,034	$583,547,377	60.70%	7.134%	356	83.91%	618
Stated Income	1,520	365,612,972	38.03	7.584	357	79.81	635
Limited Documentation	43	12,249,859	1.27	7.489	354	86.19	599
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Purchase	2,740	$513,415,527	53.40%	7.311%	356	83.96%	638
Cash-Out Refinance	1,833	442,636,526	46.04	7.306	357	80.54	608
Rate / Term Refinance	24	5,358,155	0.56	7.482	350	82.14	609
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	3,865	$800,837,687	83.30%	7.317%	356	82.32%	621
Multi Family	405	103,984,330	10.82	7.243	356	82.66	639
Condo	326	56,458,313	5.87	7.315	357	82.62	637
Manufactured	1	129,878	0.01	9.750	358	100.00	623
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	4,186	$887,221,974	92.28%	7.278%	357	82.37%	623
Investment	366	65,272,307	6.79	7.789	355	82.47	641
Second Vacation	45	8,915,927	0.93	6.956	355	82.10	649
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
AXP	352	$89,040,660	9.26%	7.343%	357	80.44%	591
AXTC	7	2,280,322	0.24	6.645	357	79.86	613
AXTH	12	3,451,570	0.36	7.708	357	93.20	615
A-XP	174	39,621,254	4.12	7.813	356	79.28	571
A+XP	2,604	645,030,892	67.09	6.981	357	82.27	632
A+XT	282	71,029,989	7.39	6.927	357	82.97	655
BXP	149	35,770,780	3.72	7.972	357	74.63	561
CXP	83	15,129,078	1.57	8.977	357	69.89	554
C-XP	33	6,124,028	0.64	10.845	357	62.29	555
DXP	5	924,714	0.10	9.804	357	55.12	562
XTA	30	2,086,492	0.22	10.266	351	98.55	630
XTA+	866	50,920,430	5.30	10.008	349	99.52	651
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ALASKA	2	$306,099	0.03%	7.699%	357	82.91%	595
ARKANSAS	7	659,480	0.07	8.005	357	85.11	679
ARIZONA	128	23,379,269	2.43	7.285	356	81.71	619
CALIFORNIA	903	270,454,668	28.13	7.044	357	80.87	628
COLORADO	62	9,203,557	0.96	7.216	357	82.83	619
CONNECTICUT	72	13,153,769	1.37	7.610	357	82.47	614
DISTRICT OF COLUMBIA	22	5,384,985	0.56	7.395	356	77.28	642
DELAWARE	19	2,536,694	0.26	7.648	354	87.42	627
FLORIDA	626	110,643,112	11.51	7.524	356	83.32	624
GEORGIA	204	26,913,223	2.80	7.554	355	85.51	614
HAWAII	39	12,754,730	1.33	7.007	356	77.98	645
IOWA	12	788,441	0.08	8.480	343	85.03	597
IDAHO	15	2,128,853	0.22	7.690	353	88.26	617
ILLINOIS	295	45,427,518	4.73	7.489	356	84.27	617
INDIANA	28	3,263,160	0.34	7.924	353	84.27	633
KANSAS	4	525,755	0.05	7.634	357	83.19	590
KENTUCKY	7	1,091,447	0.11	7.235	357	77.12	596
MASSACHUSETTS	166	37,131,066	3.86	7.347	357	81.86	633
MARYLAND	245	49,569,355	5.16	7.368	357	83.06	612
MAINE	7	792,617	0.08	7.534	354	83.38	597
MICHIGAN	123	15,109,681	1.57	7.717	356	83.61	609
MINNESOTA	79	11,953,690	1.24	7.499	355	84.99	611
MISSOURI	26	2,990,724	0.31	8.193	356	86.73	581
NORTH CAROLINA	76	7,966,347	0.83	7.881	355	85.81	592
NEBRASKA	3	362,021	0.04	6.152	352	90.04	701
NEW HAMPSHIRE	17	3,376,265	0.35	7.230	356	83.59	613
NEW JERSEY	287	68,289,998	7.10	7.420	357	82.74	622
NEW MEXICO	12	1,677,662	0.17	7.655	354	86.53	597
NEVADA	115	23,314,569	2.43	7.465	357	83.50	627
NEW YORK	381	110,135,998	11.46	7.176	357	81.14	637
OHIO	58	6,160,666	0.64	7.662	354	86.27	612
OKLAHOMA	4	281,003	0.03	8.537	348	80.15	627
OREGON	24	3,729,480	0.39	6.997	356	82.72	617
PENNSYLVANIA	50	8,535,559	0.89	7.793	357	84.20	615
RHODE ISLAND	19	3,411,725	0.35	7.218	356	83.64	629
SOUTH CAROLINA	20	3,225,902	0.34	7.299	356	84.38	627
TENNESSEE	28	4,182,177	0.44	7.326	356	86.40	639
TEXAS	73	8,181,350	0.85	7.850	354	84.38	602
UTAH	29	4,368,492	0.45	7.646	354	84.99	586
VIRGINIA	170	36,514,129	3.80	7.361	356	82.53	621
VERMONT	1	60,325	0.01	6.200	357	64.98	686
WASHINGTON	83	14,089,696	1.47	7.028	357	84.96	630
WISCONSIN	47	5,752,418	0.60	7.941	357	86.13	606
WEST VIRGINIA	7	1,393,398	0.14	7.399	358	85.03	603
WYOMING	2	239,135	0.02	7.274	357	79.34	600
Total	4,597	$961,410,208	100.00%	7.310%	356	82.38%	624

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	23	$7,732,216	0.91%	5.303%	358	81.43%	682
4.500 - 4.999	138	45,909,190	5.39	5.768	357	79.24	655
5.000 - 5.499	410	126,841,555	14.91	6.168	357	80.82	648
5.500 - 5.999	606	174,299,827	20.48	6.660	357	81.22	637
6.000 - 6.499	709	192,111,509	22.58	7.118	357	82.31	627
6.500 - 6.999	1,496	304,070,341	35.73	8.121	357	82.14	592
Total	3,382	$850,964,638	100.00%	7.152%	357	81.63%	622

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	24	$7,965,433	0.94%	5.289%	357	81.27%	667
5.500 - 5.999	233	77,684,080	9.13	5.840	357	79.99	656
6.000 - 6.499	396	117,965,042	13.86	6.266	357	80.52	646
6.500 - 6.999	773	222,419,096	26.14	6.779	357	81.49	636
7.000 - 7.499	544	139,860,452	16.44	7.241	357	82.85	620
7.500 - 7.999	716	160,163,663	18.82	7.726	357	83.34	603
8.000 - 8.499	278	53,253,631	6.26	8.231	357	83.83	595
8.500 - 8.999	240	46,123,558	5.42	8.713	357	81.16	567
9.000 - 9.499	68	9,524,172	1.12	9.225	357	78.87	565
9.500 - 9.999	58	7,861,468	0.92	9.703	357	71.87	544
10.000 - 10.499	14	2,073,447	0.24	10.270	357	63.01	538
10.500 - 10.999	20	3,269,503	0.38	10.814	357	64.58	552
11.000 - 11.499	11	1,946,181	0.23	11.238	357	62.83	519
11.500 - 11.999	6	728,518	0.09	11.694	357	63.38	546
12.000 - 12.499	1	126,393	0.01	12.100	357	63.25	629
Total:	3,382	$850,964,638	100.00%	7.152%	357	81.63%	622

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 - 11.499	24	$7,965,433	0.94%	5.289%	357	81.27%	667
11.500 - 11.999	232	77,293,803	9.08	5.839	357	80.06	656
12.000 - 12.499	395	117,967,075	13.86	6.265	357	80.45	646
12.500 - 12.999	770	221,001,976	25.97	6.777	357	81.51	636
13.000 - 13.499	545	140,610,283	16.52	7.238	357	82.83	620
13.500 - 13.999	715	160,152,862	18.82	7.721	357	83.29	603
14.000 - 14.499	278	53,752,060	6.32	8.224	357	84.00	596
14.500 - 14.999	242	46,270,061	5.44	8.706	357	81.21	567
15.000 - 15.499	70	9,719,947	1.14	9.203	357	78.65	566
15.500 - 15.999	58	7,971,326	0.94	9.685	357	71.70	545
16.000 - 16.499	14	2,073,447	0.24	10.270	357	63.01	538
16.500 - 16.999	20	3,334,166	0.39	10.766	357	64.87	551
17.000 - 17.499	11	1,946,181	0.23	11.238	357	62.83	519
17.500 - 17.999	7	779,624	0.09	11.646	357	64.47	544
18.000 - 18.499	1	126,393	0.01	12.100	357	63.25	629
Total	3,382	$850,964,638	100.00%	7.152%	357	81.63%	622

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000	3,367	$848,390,980	99.70%	7.150%	357	81.63%	622
3.000	15	2,573,658	0.30	7.535	354	79.87	612
Total	3,382	$850,964,638	100.00%	7.152%	357	81.63%	622

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500	3,382	$850,964,638	100.00%	7.152%	357	81.63%	622
Total	3,382	$850,964,638	100.00%	7.152%	357	81.63%	622

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
16 - 18	7	$1,381,421	0.16%	7.253%	352	87.60%	651
19 - 21	1,976	491,645,923	57.78	7.155	357	81.39	621
22 - 24	1,298	327,171,316	38.45	7.175	358	82.04	620
31 - 33	49	13,701,267	1.61	6.734	357	80.11	646
34 - 36	34	9,808,483	1.15	6.814	358	82.48	652
55 - 57	10	4,552,186	0.53	7.032	357	78.96	631
58 - 60	8	2,704,042	0.32	7.268	358	81.46	642
Total	3,382	$850,964,638	100.00%	7.152%	357	81.63%	622

Group I Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$360,256,564	$4,948	$538,492
Average Scheduled Principal Balance	$158,007
Number of Mortgage Loans	2,280

Weighted Average Gross Coupon	7.312%	5.150%	13.750%
Weighted Average FICO Score	623	500	814
Weighted Average Combined Original LTV	82.73%	22.42%	100.00%
Weighted Average DTI	42.80%	3.03%	58.93%

Weighted Average Original Term	358	60	360
Weighted Average Stated Remaining Term	356	57	358
Weighted Average Seasoning	3	2	18

Weighted Average Gross Margin	6.174%	4.070%	6.990%
Weighted Average Minimum Interest Rate	7.209%	5.150%	12.100%
Weighted Average Maximum Interest Rate	13.213%	11.150%	18.100%
Weighted Average Initial Rate Cap	2.004%	2.000%	3.000%
Weighted Average Subsequent Rate Cap	1.500%	1.500%	1.500%
Weighted Average Months to Roll	22	16	58

Maturity Date		August 1, 2010	September 1, 2035
Maximum Zip Code Concentration	11434(0.48%)

ARM	87.14%
Fixed Rate	12.86%

Interest Only	22.55%	Multi Family	12.18%
Interest Only Term	60	Condo	7.42%
Not Interest Only	77.45%	Manufactured Housing	0.00%
		Single Family	80.40%
First Lien	95.83%
Second Lien	4.17%

Full Documentation	69.68%	Top 5 States:
Limited Documentation	1.28%	California	15.99%
Stated Income Documentation	29.04%	Florida	11.42%
		New Jersey	8.10%
Cash Out Refinance	62.62%	New York	7.61%
Purchase	36.44%	Maryland	6.83%
Rate/Term Refinance	0.94%

Investment	11.87%
Primary	86.26%
Second Vacation	1.87%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000 or less	365	$10,359,126	2.88%	10.314%	321	99.17%	633
50,001 - 100,000	308	22,953,106	6.37	8.459	357	87.56	621
100,001 - 150,000	463	57,343,438	15.92	7.653	356	83.02	612
150,001 - 200,000	408	70,787,980	19.65	7.260	357	81.27	623
200,001 - 250,000	319	71,464,078	19.84	6.989	356	81.83	620
250,001 - 300,000	233	64,024,744	17.77	6.989	357	81.04	628
300,001 - 350,000	131	42,160,160	11.70	6.900	357	82.32	625
350,001 - 400,000	31	11,377,048	3.16	6.674	357	83.00	639
400,001 - 450,000	13	5,485,740	1.52	6.476	357	80.11	650
450,001 - 500,000	6	2,756,162	0.77	7.459	358	86.68	617
500,001 - 550,000	3	1,544,982	0.43	6.913	357	80.94	643
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	12	$3,401,682	0.94%	5.311%	357	79.62%	646
5.500 - 5.999	105	25,353,254	7.04	5.864	356	79.25	651
6.000 - 6.499	221	49,066,167	13.62	6.269	357	79.17	638
6.500 - 6.999	443	93,172,001	25.86	6.752	357	80.47	633
7.000 - 7.499	269	52,067,589	14.45	7.250	357	84.11	623
7.500 - 7.999	381	64,795,726	17.99	7.745	357	85.12	612
8.000 - 8.499	170	25,784,212	7.16	8.227	357	85.40	605
8.500 - 8.999	187	22,499,699	6.25	8.734	356	84.96	590
9.000 - 9.499	89	6,799,582	1.89	9.194	351	87.11	591
9.500 - 9.999	110	6,944,988	1.93	9.764	350	85.87	600
10.000 - 10.499	58	2,539,794	0.70	10.261	345	89.39	613
10.500 - 10.999	119	4,524,775	1.26	10.787	338	92.93	593
11.000 - 11.499	67	2,404,829	0.67	11.210	335	92.90	592
11.500 - 11.999	19	483,820	0.13	11.746	275	81.21	591
12.000 - 12.499	24	340,694	0.09	12.185	211	83.14	648
12.500 - 12.999	5	68,286	0.02	12.556	102	93.59	625
13.500 - 13.999	1	9,465	0.00	13.750	117	95.00	684
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	57	$10,088,068	2.80%	9.075%	357	70.72%	511
525 - 549	78	13,580,590	3.77	7.980	356	77.89	536
550 - 574	211	35,594,410	9.88	7.663	357	83.98	562
575 - 599	379	55,160,217	15.31	7.375	356	83.82	588
600 - 624	511	77,562,298	21.53	7.325	356	82.90	613
625 - 649	423	66,323,608	18.41	7.207	355	83.58	637
650 - 674	289	46,843,021	13.00	7.003	356	82.93	660
675 - 699	181	30,329,427	8.42	6.889	356	83.24	686
700 - 724	75	13,502,568	3.75	6.806	351	81.15	711
725 - 749	47	7,360,428	2.04	6.973	357	83.09	735
750 - 774	17	1,928,679	0.54	7.224	352	83.19	760
775 - 799	10	1,555,222	0.43	7.221	354	86.29	781
800 - 824	2	428,028	0.12	7.823	357	83.52	810
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50.00	26	$4,711,023	1.31%	7.209%	344	42.78%	613
50.01 - 55.00	13	2,692,064	0.75	7.413	358	52.73	607
55.01 - 60.00	25	5,332,050	1.48	6.976	358	57.82	612
60.01 - 65.00	48	8,888,599	2.47	7.476	357	63.48	617
65.01 - 70.00	66	13,091,668	3.63	7.271	356	68.94	609
70.01 - 75.00	80	17,674,740	4.91	7.436	354	73.74	585
75.01 - 80.00	739	137,895,521	38.28	6.931	357	79.86	631
80.01 - 85.00	162	32,362,426	8.98	6.971	357	84.61	622
85.01 - 90.00	589	104,839,596	29.10	7.432	357	89.84	618
90.01 - 95.00	118	11,192,979	3.11	7.729	345	94.52	636
95.01 - 100.00	414	21,575,899	5.99	9.415	346	99.96	640
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
60	7	$82,046	0.02%	11.856%	57	94.30%	639
120	58	603,221	0.17	11.370	117	96.03	645
180	56	1,655,861	0.46	8.907	178	82.91	645
240	17	733,830	0.20	8.471	237	86.16	633
360	2,142	357,181,605	99.15	7.295	357	82.70	623
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 - 60	7	$82,046	0.02%	11.856%	57	94.30%	639
61 - 120	58	603,221	0.17	11.370	117	96.03	645
121 - 180	56	1,655,861	0.46	8.907	178	82.91	645
181 - 240	17	733,830	0.20	8.471	237	86.16	633
301 - 360	2,142	357,181,605	99.15	7.295	357	82.70	623
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 20.00	45	$6,512,074	1.81%	7.379%	353	83.26%	622
20.01 - 25.00	52	8,604,669	2.39	7.341	357	82.01	626
25.01 - 30.00	106	16,177,271	4.49	7.293	356	82.11	631
30.01 - 35.00	198	28,880,831	8.02	7.386	355	82.14	629
35.01 - 40.00	334	50,541,974	14.03	7.289	356	81.89	627
40.01 - 45.00	476	73,739,440	20.47	7.365	356	82.83	622
45.01 - 50.00	823	125,692,946	34.89	7.241	356	83.89	625
50.01 - 55.00	245	50,073,637	13.90	7.386	355	81.10	610
55.01 - 60.00	1	33,721	0.01	10.19	358	100.00	586
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,677	$313,920,635	87.14%	7.209%	357	82.62%	620
Fixed Rate	603	46,335,929	12.86	8.015	345	83.50	640
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 ARM	1,250	$226,433,704	62.85%	7.392%	357	82.51%	617
2/28 ARM IO	375	76,940,525	21.36	6.705	357	82.92	628
3/27 ARM	22	4,236,318	1.18	7.289	357	83.87	621
3/27 ARM IO	21	4,280,556	1.19	6.656	357	80.94	637
5/25 ARM	9	2,029,532	0.56	6.888	357	83.82	652
Fixed	603	46,335,929	12.86	8.015	345	83.50	640
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	1,884	$279,035,483	77.45%	7.490%	355	82.71%	621
Interest Only	396	81,221,081	22.55	6.703	357	82.82	629
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: None	610	$88,199,258	24.48%	7.509%	355	83.86%	626
Prepay Penalty: 12 months	253	43,418,087	12.05	7.393	356	81.72	624
Prepay Penalty: 24 months	1,178	189,414,547	52.58	7.274	356	82.86	620
Prepay Penalty: 30 months	3	573,768	0.16	7.040	357	80.00	602
Prepay Penalty: 36 months	236	38,650,903	10.73	6.966	355	80.70	628
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,842	$345,229,420	95.83%	7.187%	357	82.01%	622
Second Lien	438	15,027,144	4.17	10.190	332	99.43	638
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	1,686	$251,017,508	69.68%	7.219%	356	84.48%	618
Stated Documentation	571	104,626,142	29.04	7.544	357	78.52	634
Limited Documentation	23	4,612,914	1.28	7.172	348	83.16	619
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash-Out Refinance	1,163	$225,597,573	62.62%	7.192%	356	81.31%	617
Purchase	1,099	131,265,949	36.44	7.519	355	85.19	633
Rate / Term Refinance	18	3,393,041	0.94	7.380	346	82.25	610
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	1,887	$289,648,971	80.40%	7.311%	356	82.69%	620
Multi Family	200	43,864,477	12.18	7.253	356	82.83	635
Condo	193	26,743,116	7.42	7.425	356	83.04	638
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	1,959	$310,759,363	86.26%	7.271%	356	82.58%	618
Investment	282	42,774,367	11.87	7.679	355	83.65	654
Second Vacation	39	6,722,834	1.87	6.899	355	83.83	664
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
AXP	189	$35,660,424	9.90%	7.389%	356	80.77%	600
AXTC	4	1,017,478	0.28	6.366	357	79.69	620
AXTH	8	1,912,261	0.53	7.611	357	91.58	616
A-XP	78	14,424,124	4.00	7.669	354	79.25	585
A+XP	1,395	252,024,963	69.96	7.060	356	82.85	630
A+XT	125	21,969,889	6.10	7.120	357	84.76	638
BXP	54	11,692,149	3.25	7.663	357	74.10	577
CXP	32	4,890,614	1.36	9.098	357	71.23	560
C-XP	12	1,987,805	0.55	10.521	357	57.76	553
DXP	2	215,900	0.06	9.833	357	52.92	544
XTA	10	312,769	0.09	10.370	319	96.58	616
XTA+	371	14,148,186	3.93	10.119	341	99.68	638
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ALASKA	1	$128,000	0.04%	7.990%	357	80.00%	591
ARKANSAS	4	300,920	0.08	8.090	357	81.99	603
ARIZONA	72	10,561,058	2.93	7.217	355	83.37	635
CALIFORNIA	253	57,611,209	15.99	6.785	355	78.46	629
COLORADO	38	4,643,176	1.29	7.389	357	82.42	605
CONNECTICUT	45	7,426,490	2.06	7.455	356	84.82	615
DISTRICT OF COLUMBIA	16	3,320,701	0.92	7.110	356	75.60	636
DELAWARE	14	1,601,839	0.44	7.912	353	87.18	621
FLORIDA	280	41,148,965	11.42	7.534	356	84.36	623
GEORGIA	146	16,977,068	4.71	7.592	355	86.37	613
HAWAII	16	4,065,726	1.13	6.849	357	77.44	660
IOWA	10	596,555	0.17	8.619	350	85.37	600
IDAHO	12	1,252,061	0.35	7.349	350	85.80	616
ILLINOIS	185	24,581,191	6.82	7.492	356	86.06	623
INDIANA	22	1,791,904	0.50	8.239	350	86.51	604
KANSAS	4	525,755	0.15	7.634	357	83.19	590
KENTUCKY	3	258,938	0.07	8.051	357	90.00	606
MASSACHUSETTS	84	15,231,766	4.23	7.174	357	80.93	633
MARYLAND	149	24,588,921	6.83	7.292	357	83.04	618
MAINE	5	481,225	0.13	7.685	352	84.64	612
MICHIGAN	89	9,158,385	2.54	7.948	355	85.96	619
MINNESOTA	59	7,951,474	2.21	7.305	355	87.11	625
MISSOURI	17	1,872,421	0.52	8.016	356	88.82	598
NORTH CAROLINA	56	5,395,117	1.50	7.830	354	85.88	597
NEBRASKA	3	362,021	0.10	6.152	352	90.04	701
NEW HAMPSHIRE	15	2,781,193	0.77	7.123	356	83.94	625
NEW JERSEY	143	29,172,565	8.10	7.270	357	82.26	623
NEW MEXICO	6	458,071	0.13	7.903	345	87.46	627
NEVADA	46	7,786,174	2.16	7.263	356	82.10	626
NEW YORK	113	27,399,818	7.61	7.211	357	78.09	619
OHIO	47	4,962,404	1.38	7.665	354	87.06	613
OKLAHOMA	2	108,344	0.03	8.739	333	77.52	636
OREGON	11	1,333,743	0.37	7.162	354	83.17	626
PENNSYLVANIA	29	4,083,291	1.13	7.772	357	85.28	633
RHODE ISLAND	14	2,645,331	0.73	7.270	356	85.27	633
SOUTH CAROLINA	13	1,208,197	0.34	7.880	354	85.96	614
TENNESSEE	15	1,700,301	0.47	7.753	357	89.17	635
TEXAS	43	4,198,096	1.17	8.027	351	86.24	598
UTAH	22	2,806,616	0.78	7.745	352	87.83	588
VIRGINIA	86	15,302,631	4.25	7.306	356	81.94	629
VERMONT	1	60,325	0.02	6.200	357	64.98	686
WASHINGTON	55	8,276,711	2.30	7.012	357	84.38	632
WISCONSIN	31	3,210,240	0.89	7.788	357	88.53	612
WEST VIRGINIA	4	811,823	0.23	7.134	358	85.47	623
WYOMING	1	117,806	0.03	6.990	358	78.67	683
Total	2,280	$360,256,564	100.00%	7.312%	356	82.73%	623

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	9	$2,466,254	0.79%	5.294%	358	79.86%	656
4.500 - 4.999	62	15,548,538	4.95	5.781	357	78.00	640
5.000 - 5.499	178	39,928,377	12.72	6.187	357	80.99	638
5.500 - 5.999	326	69,127,875	22.02	6.650	357	81.06	633
6.000 - 6.499	325	64,491,273	20.54	7.118	357	83.58	627
6.500 - 6.999	777	122,358,317	38.98	8.126	357	84.17	601
Total	1,677	$313,920,635	100.00%	7.209%	357	82.62%	620

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	12	$3,401,682	1.08%	5.311%	357	79.62%	646
5.500 - 5.999	91	21,892,867	6.97	5.844	357	79.65	649
6.000 - 6.499	190	41,908,466	13.35	6.266	357	80.37	635
6.500 - 6.999	395	82,602,427	26.31	6.760	357	81.43	632
7.000 - 7.499	256	49,983,694	15.92	7.248	357	84.61	622
7.500 - 7.999	357	61,408,806	19.56	7.747	357	85.29	611
8.000 - 8.499	157	23,958,098	7.63	8.221	357	85.23	604
8.500 - 8.999	132	18,492,661	5.89	8.713	357	84.13	579
9.000 - 9.499	37	4,536,849	1.45	9.196	357	81.51	562
9.500 - 9.999	31	3,613,217	1.15	9.704	357	73.64	550
10.000 - 10.499	5	562,135	0.18	10.252	357	53.54	580
10.500 - 10.999	8	839,211	0.27	10.752	357	64.22	514
11.000 - 11.499	3	359,608	0.11	11.290	357	53.60	509
11.500 - 11.999	2	234,521	0.07	11.687	356	64.75	533
12.000 - 12.499	1	126,393	0.04	12.100	357	63.25	629
Total:	1,677	$313,920,635	100.00%	7.209%	357	82.62%	620

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 - 11.499	12	$3,401,682	1.08%	5.311%	357	79.62%	646
11.500 - 11.999	91	21,892,867	6.97	5.844	357	79.65	649
12.000 - 12.499	188	41,520,222	13.23	6.265	357	80.32	636
12.500 - 12.999	395	82,654,073	26.33	6.760	357	81.42	633
13.000 - 13.499	257	50,261,070	16.01	7.241	357	84.61	622
13.500 - 13.999	355	61,037,293	19.44	7.743	357	85.30	611
14.000 - 14.499	157	24,048,156	7.66	8.225	357	85.33	603
14.500 - 14.999	133	18,531,612	5.90	8.699	357	84.24	579
15.000 - 15.499	38	4,612,949	1.47	9.180	357	81.57	563
15.500 - 15.999	31	3,723,075	1.19	9.667	357	73.22	550
16.000 - 16.499	5	562,135	0.18	10.252	357	53.54	580
16.500 - 16.999	8	903,874	0.29	10.581	357	65.32	514
17.000 - 17.499	3	359,608	0.11	11.290	357	53.60	509
17.500 - 17.999	3	285,627	0.09	11.555	355	67.48	530
18.000 - 18.499	1	126,393	0.04	12.100	357	63.25	629
Total	1,677	$313,920,635	100.00%	7.209%	357	82.62%	620

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000	1,667	$312,570,513	99.57%	7.206%	357	82.62%	621
3.000	10	1,350,122	0.43	7.763	354	81.47	570
Total	1,677	$313,920,635	100.00%	7.209%	357	82.62%	620

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500	1,677	$313,920,635	100.00%	7.209%	357	82.62%	620
Total	1,677	$313,920,635	100.00%	7.209%	357	82.62%	620

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
16 - 18	4	$526,923	0.17%	7.165%	351	89.28%	589
19 - 21	979	180,873,268	57.62	7.254	357	82.51	619
22 - 24	643	122,084,906	38.89	7.165	358	82.75	621
31 - 33	25	4,737,136	1.51	6.905	357	80.68	636
34 - 36	17	3,668,870	1.17	7.045	358	84.39	621
55 - 57	4	831,140	0.26	6.351	357	84.57	689
58 - 60	5	1,198,392	0.38	7.260	358	83.29	627
Total	1,677	$313,920,635	100.00%	7.209%	357	82.62%	620

Group II Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$601,153,644	$5,163	$1,000,502
Average Scheduled Principal Balance	$259,453
Number of Mortgage Loans	2,317

Weighted Average Gross Coupon	7.308%	5.150%	13.250%
Weighted Average FICO Score	625	500	803
Weighted Average Combined Original LTV	82.16%	18.06%	100.00%
Weighted Average DTI	42.41%	0.73%	64.80%

Weighted Average Original Term	360	60	360
Weighted Average Stated Remaining Term	357	58	358
Weighted Average Seasoning	3	2	7

Weighted Average Gross Margin	6.099%	4.070%	6.990%
Weighted Average Minimum Interest Rate	7.117%	5.150%	11.900%
Weighted Average Maximum Interest Rate	13.121%	11.150%	17.900%
Weighted Average Initial Rate Cap	2.002%	2.000%	3.000%
Weighted Average Subsequent Rate Cap	1.500%	1.500%	1.500%
Weighted Average Months to Roll	22	17	58

Maturity Date		September 1, 2010	September 1, 2035
Maximum Zip Code Concentration	92882(0.51%)

ARM	89.34%
Fixed Rate	10.66%

Interest Only	24.98%	Multi Family	10.00%
Interest Only Term	60	Condo	4.94%
Not Interest Only	75.02%	Manufactured Housing	0.02%
		Single Family	85.03%
First Lien	93.54%
Second Lien	6.46%

Full Documentation	55.32%	Top 5 States:
Limited Documentation	1.27%	California	35.41%
Stated Income Documentation	43.41%	New York	13.76%
		Florida	11.56%
Cash Out Refinance	36.10%	New Jersey	6.51%
Purchase	63.57%	Maryland	4.16%
Rate/Term Refinance	0.33%

Investment	3.74%
Primary	95.89%
Second Vacation	0.36%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000 or less	132	$4,614,542	0.77%	10.215%	331	98.46%	640
50,001 - 100,000	392	29,124,949	4.84	9.688	354	92.91	631
100,001 - 150,000	278	34,366,918	5.72	8.513	356	84.42	608
150,001 - 200,000	238	41,687,527	6.93	7.720	357	80.67	601
200,001 - 250,000	226	50,791,839	8.45	7.356	357	79.75	613
250,001 - 300,000	204	56,232,611	9.35	7.198	357	80.35	623
300,001 - 350,000	167	53,946,288	8.97	7.071	357	81.08	624
350,001 - 400,000	212	79,525,055	13.23	6.921	357	81.95	631
400,001 - 450,000	118	50,303,781	8.37	6.890	357	82.13	632
450,001 - 500,000	113	53,582,706	8.91	6.995	357	81.32	632
500,001 - 550,000	62	32,397,568	5.39	6.803	357	82.86	627
550,001 - 600,000	56	32,236,925	5.36	7.007	357	83.52	639
600,001 - 650,000	41	25,479,511	4.24	6.907	357	82.28	633
650,001 - 700,000	26	17,565,013	2.92	6.812	357	80.23	620
700,001 - 750,000	45	33,078,110	5.50	7.117	357	79.81	630
750,001 - 800,000	2	1,562,012	0.26	6.326	356	80.00	671
850,001 - 900,000	2	1,704,429	0.28	5.990	357	79.08	623
950,001 - 1,000,000	2	1,953,356	0.32	6.731	358	78.39	593
1,000,001 >=	1	1,000,502	0.17	7.150	357	83.33	642
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	12	$4,563,751	0.76%	5.272%	357	82.50%	683
5.500 - 5.999	147	58,407,885	9.72	5.845	357	80.34	659
6.000 - 6.499	214	79,110,169	13.16	6.268	357	80.59	652
6.500 - 6.999	391	144,826,152	24.09	6.788	357	81.55	639
7.000 - 7.499	306	95,672,169	15.91	7.233	357	81.50	619
7.500 - 7.999	376	103,342,683	17.19	7.710	357	81.93	598
8.000 - 8.499	131	31,285,870	5.20	8.243	357	83.05	590
8.500 - 8.999	190	35,108,723	5.84	8.738	357	82.33	581
9.000 - 9.499	99	9,960,457	1.66	9.237	353	86.54	617
9.500 - 9.999	157	15,205,532	2.53	9.764	355	90.86	638
10.000 - 10.499	88	7,325,172	1.22	10.229	353	92.48	611
10.500 - 10.999	110	9,504,694	1.58	10.806	352	90.59	602
11.000 - 11.499	75	5,712,997	0.95	11.199	354	89.10	588
11.500 - 11.999	12	913,008	0.15	11.679	334	79.34	588
12.000 - 12.499	5	167,833	0.03	12.193	258	96.60	651
12.500 - 12.999	3	34,892	0.01	12.628	80	93.52	611
13.000 - 13.499	1	11,655	0.00	13.250	117	89.83	600
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	96	$23,786,495	3.96%	8.709%	357	74.43%	514
525 - 549	147	36,808,348	6.12	8.067	357	76.78	536
550 - 574	208	55,143,440	9.17	7.689	357	80.81	563
575 - 599	369	83,648,210	13.91	7.443	357	81.56	588
600 - 624	410	112,100,232	18.65	7.204	357	82.88	612
625 - 649	384	104,727,890	17.42	7.190	357	82.95	637
650 - 674	281	71,901,214	11.96	6.984	357	83.52	661
675 - 699	188	46,212,768	7.69	6.941	357	84.89	686
700 - 724	114	31,622,691	5.26	7.029	356	84.15	711
725 - 749	59	17,906,500	2.98	6.605	356	84.65	736
750 - 774	41	12,089,470	2.01	6.934	357	82.65	761
775 - 799	18	4,828,098	0.80	6.574	357	83.51	783
800 - 824	2	378,289	0.06	7.505	334	84.00	803
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50.00	19	$2,556,432	0.43%	8.321%	358	41.70%	559
50.01 - 55.00	7	2,100,850	0.35	6.871	357	53.41	614
55.01 - 60.00	22	5,337,451	0.89	7.784	357	57.66	584
60.01 - 65.00	52	13,506,702	2.25	8.641	357	63.84	576
65.01 - 70.00	71	19,981,168	3.32	7.916	357	68.81	567
70.01 - 75.00	86	27,819,139	4.63	7.697	357	73.90	580
75.01 - 80.00	1,064	329,773,948	54.86	6.886	357	79.87	635
80.01 - 85.00	185	52,205,375	8.68	7.248	357	84.63	595
85.01 - 90.00	244	90,198,660	15.00	7.134	357	89.76	623
90.01 - 95.00	48	8,577,189	1.43	8.125	351	94.83	642
95.01 - 100.00	519	49,096,730	8.17	9.457	353	99.89	658
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
60	2	$51,157	0.01%	11.929%	58	95.00%	676
120	9	388,194	0.06	10.006	118	99.12	636
180	20	447,438	0.07	10.955	177	98.00	631
240	10	623,307	0.10	10.032	237	99.44	688
360	2,276	599,643,549	99.75	7.300	357	82.12	625
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	2	$51,157	0.01%	11.929%	58	95.00%	676
121 - 180	9	388,194	0.06	10.006	118	99.12	636
181 - 240	20	447,438	0.07	10.955	177	98.00	631
241 - 300	10	623,307	0.10	10.032	237	99.44	688
301 - 360	2,276	599,643,549	99.75	7.300	357	82.12	625
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 20.00	63	$17,579,359	2.92%	7.291%	357	82.34%	626
20.01 - 25.00	80	17,526,580	2.92	7.287	357	80.88	620
25.01 - 30.00	97	22,446,665	3.73	7.413	357	81.16	620
30.01 - 35.00	185	41,168,183	6.85	7.464	357	81.49	620
35.01 - 40.00	328	77,512,102	12.89	7.273	357	81.31	623
40.01 - 45.00	540	133,816,774	22.26	7.321	357	82.41	629
45.01 - 50.00	826	223,000,314	37.10	7.228	357	83.03	634
50.01 - 55.00	196	67,282,687	11.19	7.465	357	80.87	593
55.01 - 60.00	1	504,111	0.08	6.650	358	73.72	726
60.01 >=	1	316,870	0.05	8.100	357	78.40	532
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,705	$537,044,003	89.34%	7.118%	357	81.05%	623
Fixed Rate	612	64,109,641	10.66	8.896	353	91.50	643
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 ARM	1,273	$373,232,854	62.09%	7.326%	357	80.71%	615
2/28 ARM IO	382	143,480,709	23.87	6.623	357	82.08	638
3/27 ARM	25	8,431,130	1.40	6.824	357	82.21	660
3/27 ARM IO	16	6,672,615	1.11	6.446	357	78.18	658
5/25 ARM	9	5,226,696	0.87	7.210	357	78.37	629
Fixed	612	64,109,641	10.66	8.896	353	91.50	643
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	1,919	$451,000,320	75.02%	7.538%	357	82.25%	620
Interest Only	398	150,153,324	24.98	6.615	357	81.90	639
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: None	498	$119,998,807	19.96%	7.603%	357	82.98%	629
Prepay Penalty: 12 months	346	96,902,830	16.12	7.348	357	82.11	630
Prepay Penalty: 24 months	1,340	345,785,794	57.52	7.225	357	81.94	622
Prepay Penalty: 36 months	133	38,466,212	6.40	7.031	357	81.79	627
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,788	$562,328,480	93.54%	7.123%	357	80.97%	623
Second Lien	529	38,825,164	6.46	9.992	351	99.40	655
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	1,348	$332,529,869	55.32%	7.070%	357	83.47%	617
Stated Income	949	260,986,830	43.41	7.600	357	80.32	635
Limited Documentation	20	7,636,945	1.27	7.680	358	88.02	587
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Purchase	1,641	$382,149,578	63.57%	7.240%	357	83.54%	640
Cash-Out Refinance	670	217,038,953	36.10	7.424	357	79.75	598
Rate / Term Refinance	6	1,965,114	0.33	7.658	357	81.95	608
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	1,978	$511,188,716	85.03%	7.321%	357	82.11%	622
Multi Family	205	60,119,853	10.00	7.236	357	82.53	642
Condo	133	29,715,197	4.94	7.216	357	82.25	635
Manufactured	1	129,878	0.02	9.750	358	100.00	623
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	2,227	$576,462,611	95.89%	7.282%	357	82.26%	625
Investment	84	22,497,940	3.74	7.997	356	80.24	614
Second Vacation	6	2,193,093	0.36	7.130	357	76.82	601
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
AXP	163	$53,380,235	8.88%	7.312%	357	80.22%	586
AXTC	3	1,262,844	0.21	6.870	357	80.00	607
AXTH	4	1,539,309	0.26	7.828	357	95.23	614
A-XP	96	25,197,130	4.19	7.896	357	79.29	563
A+XP	1,209	393,005,928	65.38	6.930	357	81.89	634
A+XT	157	49,060,100	8.16	6.840	357	82.16	662
BXP	95	24,078,631	4.01	8.122	357	74.89	554
CXP	51	10,238,463	1.70	8.919	357	69.25	551
C-XP	21	4,136,223	0.69	11.001	357	64.47	556
DXP	3	708,814	0.12	9.796	356	55.79	567
XTA	20	1,773,723	0.30	10.248	357	98.90	633
XTA+	495	36,772,244	6.12	9.966	352	99.46	656
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ALASKA	1	$178,099	0.03%	7.490%	357	85.00%	598
ARKANSAS	3	358,560	0.06	7.934	357	87.73	743
ARIZONA	56	12,818,211	2.13	7.340	357	80.35	607
CALIFORNIA	650	212,843,458	35.41	7.114	357	81.52	627
COLORADO	24	4,560,381	0.76	7.040	358	83.25	634
CONNECTICUT	27	5,727,279	0.95	7.811	357	79.42	614
DISTRICT OF COLUMBIA	6	2,064,284	0.34	7.855	356	79.99	653
DELAWARE	5	934,855	0.16	7.196	357	87.83	638
FLORIDA	346	69,494,148	11.56	7.519	357	82.70	624
GEORGIA	58	9,936,155	1.65	7.490	355	84.05	616
HAWAII	23	8,689,004	1.45	7.081	355	78.22	638
IOWA	2	191,886	0.03	8.047	321	83.99	586
IDAHO	3	876,792	0.15	8.177	358	91.77	619
ILLINOIS	110	20,846,327	3.47	7.485	356	82.17	610
INDIANA	6	1,471,256	0.24	7.542	358	81.54	668
KENTUCKY	4	832,509	0.14	6.981	357	73.12	593
MASSACHUSETTS	82	21,899,300	3.64	7.467	357	82.50	634
MARYLAND	96	24,980,434	4.16	7.442	357	83.08	606
MAINE	2	311,393	0.05	7.302	357	81.42	574
MICHIGAN	34	5,951,296	0.99	7.361	357	80.00	594
MINNESOTA	20	4,002,215	0.67	7.886	356	80.79	582
MISSOURI	9	1,118,303	0.19	8.490	358	83.24	552
NORTH CAROLINA	20	2,571,230	0.43	7.987	356	85.66	582
NEW HAMPSHIRE	2	595,072	0.10	7.726	357	81.98	555
NEW JERSEY	144	39,117,433	6.51	7.531	357	83.11	622
NEW MEXICO	6	1,219,591	0.20	7.562	357	86.17	586
NEVADA	69	15,528,395	2.58	7.566	357	84.19	628
NEW YORK	268	82,736,180	13.76	7.164	357	82.15	643
OHIO	11	1,198,261	0.20	7.651	355	82.97	605
OKLAHOMA	2	172,660	0.03	8.409	358	81.81	622
OREGON	13	2,395,737	0.40	6.906	357	82.48	612
PENNSYLVANIA	21	4,452,268	0.74	7.812	357	83.20	598
RHODE ISLAND	5	766,394	0.13	7.037	357	78.01	615
SOUTH CAROLINA	7	2,017,705	0.34	6.951	356	83.43	634
TENNESSEE	13	2,481,877	0.41	7.033	356	84.51	642
TEXAS	30	3,983,254	0.66	7.665	357	82.42	605
UTAH	7	1,561,876	0.26	7.468	357	79.88	584
VIRGINIA	84	21,211,498	3.53	7.401	356	82.96	614
WASHINGTON	28	5,812,985	0.97	7.052	357	85.79	627
WISCONSIN	16	2,542,178	0.42	8.134	357	83.08	598
WEST VIRGINIA	3	581,576	0.10	7.769	358	84.40	576
WYOMING	1	121,330	0.02	7.550	357	80.00	519
Total	2,317	$601,153,644	100.00%	7.308%	357	82.16%	625

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	14	$5,265,962	0.98%	5.307%	358	82.16%	694
4.500 - 4.999	76	30,360,652	5.65	5.761	357	79.87	663
5.000 - 5.499	232	86,913,177	16.18	6.160	357	80.74	653
5.500 - 5.999	280	105,171,952	19.58	6.666	357	81.32	640
6.000 - 6.499	384	127,620,236	23.76	7.118	357	81.67	627
6.500 - 6.999	719	181,712,024	33.84	8.117	357	80.77	586
Total	1,705	$537,044,003	100.00%	7.118%	357	81.05%	623

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	12	$4,563,751	0.85%	5.272%	357	82.50%	683
5.500 - 5.999	142	55,791,213	10.39	5.839	357	80.12	659
6.000 - 6.499	206	76,056,576	14.16	6.266	357	80.60	652
6.500 - 6.999	378	139,816,669	26.03	6.791	357	81.53	638
7.000 - 7.499	288	89,876,757	16.74	7.237	357	81.88	618
7.500 - 7.999	359	98,754,857	18.39	7.712	357	82.12	598
8.000 - 8.499	121	29,295,533	5.45	8.239	357	82.68	588
8.500 - 8.999	108	27,630,897	5.14	8.713	357	79.17	560
9.000 - 9.499	31	4,987,323	0.93	9.252	357	76.47	569
9.500 - 9.999	27	4,248,251	0.79	9.701	357	70.37	540
10.000 - 10.499	9	1,511,312	0.28	10.277	357	66.54	522
10.500 - 10.999	12	2,430,292	0.45	10.835	357	64.71	565
11.000 - 11.499	8	1,586,573	0.30	11.227	358	64.92	521
11.500 - 11.999	4	493,997	0.09	11.698	357	62.74	552
Total	1,705	$537,044,003	100.00%	7.118%	357	81.05%	623

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 - 11.499	12	$4,563,751	0.85%	5.272%	357	82.50%	683
11.500 - 11.999	141	55,400,936	10.32	5.837	357	80.23	659
12.000 - 12.499	207	76,446,853	14.23	6.266	357	80.52	652
12.500 - 12.999	375	138,347,904	25.76	6.788	357	81.56	638
13.000 - 13.499	288	90,349,213	16.82	7.236	357	81.84	618
13.500 - 13.999	360	99,115,568	18.46	7.708	357	82.06	598
14.000 - 14.499	121	29,703,905	5.53	8.223	357	82.92	590
14.500 - 14.999	109	27,738,449	5.17	8.711	357	79.18	560
15.000 - 15.499	32	5,106,998	0.95	9.223	357	76.02	569
15.500 - 15.999	27	4,248,251	0.79	9.701	357	70.37	540
16.000 - 16.499	9	1,511,312	0.28	10.277	357	66.54	522
16.500 - 16.999	12	2,430,292	0.45	10.835	357	64.71	565
17.000 - 17.499	8	1,586,573	0.30	11.227	358	64.92	521
17.500 - 17.999	4	493,997	0.09	11.698	357	62.74	552
Total	1,705	$537,044,003	100.00%	7.118%	357	81.05%	623

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000	1,700	$535,820,467	99.77%	7.118%	357	81.05%	623
3.000	5	1,223,536	0.23	7.282	354	78.09	658
Total	1,705	$537,044,003	100.00%	7.118%	357	81.05%	623

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500	1,705	$537,044,003	100.00%	7.118%	357	81.05%	623
Total	1,705	$537,044,003	100.00%	7.118%	357	81.05%	623

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
16 - 18	3	$854,498	0.16%	7.307%	353	86.57%	689
19 - 21	997	310,772,655	57.87	7.097	357	80.73	622
22 - 24	655	205,086,410	38.19	7.181	358	81.62	620
31 - 33	24	8,964,131	1.67	6.644	357	79.81	651
34 - 36	17	6,139,613	1.14	6.675	358	81.33	671
55 - 57	6	3,721,046	0.69	7.184	357	77.71	619
58 - 60	3	1,505,649	0.28	7.274	358	80.00	654
Total	1,705	$537,044,003	100.00%	7.118%	357	81.05%	623

JPMorgan Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	834-5139	Brian McDonald	834-4154
	Paul White	834-5440	Andy Cherna	834-4154
	Tom Roh	834-5936	Randall Outlaw	834-4154
	Greer McCurley	834-5029	Melissa Traylor	834-4154
	Parissa Monadjemi	834-5727
	Swapna Putcha	834-5435
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986
	Shilla Kim-Parker	834-5006
Structuring/
Home Equity Trading:	Robert Miller	834-2428	Asset-Backed Trading
	Raj Kothari	834-3339	Peter Basso	834-3720
	Kevin Lynn	834-2394	Maria Lopes	834-3720
	Will Gajate	834-5033	Vikas Sarna	834-3720
	Osmin Rivera	834-2151	Nick Sykes	834-3720

Rating Agency Contacts

Standard & Poor’s
Jonathan Hierl	(212) 438-2555

Moody’s
Moni Banerjee	(212) 553-4513

Fitch
Rachel Brach	(212) 908-0224

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor